Exhibit 10.21

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

Amendment No. 1 to the

AUTOMATIC REINSURANCE AGREEMENT

Effective: December 31, 2007

(the “Treaty”)

Between OM FINANCIAL LIFE INSURANCE COMPANY,

a Maryland insurance company

(the “Ceding Company”)

and WILTON REASSURANCE COMPANY

A Minnesota insurance company

(the “Reinsurer”)

It is hereby acknowledged and agreed by and between the parties that this Amendment No. 1 shall attach to the Treaty and become a part thereof.

The “Closing Settlement Amount” as defined in Article 4, Section 4.1 is hereby changed to $[***] million.

All other terms and conditions of the Treaty are unchanged and remain in effect.

AMENDED AND AGREED:

OM FINANCIAL LIFE INSURANCE COMPANY	WILTON REASSURANCE COMPANY

/s/ William M. Brummond	/s/ Mark Sarlitto
(Signature)	(Signature)

William M. Brummond	Mark Sarlitto
(Name)	(Name)

VP & Actuary	G/C
(Title)	(Title)

January 8, 2008	1/07/08
(Date)	(Date)